EXHIBIT 10.113

                               NOTICE OF ELECTION

     The undersigned and Casino Resource Corporation (the "Company") are parties to that certain Stock Option Agreement dated January 4, 2000. Pursuant to the terms thereof, the undersigned hereby exercises its option to purchase 150,000 shares of the common stock, (the "Shares") par value $0.01 per Share of the Company. Closing hereunder shall be held at the chief executive offices of the Company at 9 a.m., local time on May 26, 2000.

     Please register the Shares in the name of Roy Anderson, Jr. and use the address set forth herein as the registered address of the undersigned.

     The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law, and the Company is under no obligation to do so. The undersigned understands that shares may not be resold or otherwise transferred in the absence of such applicable registrations or exemptions from the registration requirements. The undersigned understands that it may have to hold the Shares for the indefinite future. The undersigned understands that the Shares are "restricted securities" within the meaning of Rule 144 promulgated under the Act.

     The undersigned represents and warants to the Company that it (a) has been advised and understands that the Shares may not be transferred without compliance with all applicable Federal and state securities laws; and (b) has had all material information about the Company's business and financial condition made available to it prior to exercise of the Option, and that he was afforded the opportunity to ask questions of and receive answers from the officers and directors of the Company with respect to the Company's business affairs and prospects.

     The undersigned represents and warrants that it is acquiring the Shares for its own account as principal for investment and not with a view to resale or distribtuion.

         The undersigned understands that the Share certificate shall bear a restrictive legend with respect to the transferability of the Shares under the Act.

                                    Name:    Roy Anderson Holding Corp.

                                    Address: P.O. Box 2
                                             Gulfport, MS  39502

                                    By:
                                             -----------------------------------
                                             Roy Anderson, III
                                             President

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                               NOTICE OF ELECTION

     The undersigned and Casino Resource Corporation (the "Company") are parties to that certain Stock Option Agreement dated January 4, 2000. Pursuant to the terms thereof, the undersigned hereby exercises its option to purchase 150,000 shares of the common stock, (the "Shares") par value $0.01 per Share of the Company. Closing hereunder shall be held at the chief executive offices of the Company at 9 a.m., local time on May 26, 2000.

     Please register the Shares in the name of Roy Anderson, III and use the address set forth herein as the registered address of the undersigned.

     The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law, and the Company is under no obligation to do so. The undersigned understands that shares may not be resold or otherwise transferred in the absence of such applicable registrations or exemptions from the registration requirements. The undersigned understands that it may have to hold the Shares for the indefinite future. The undersigned understands that the Shares are "restricted securities" within the meaning of Rule 144 promulgated under the Act.

     The undersigned represents and warants to the Company that it (a) has been advised and understands that the Shares may not be transferred without compliance with all applicable Federal and state securities laws; and (b) has had all material information about the Company's business and financial condition made available to it prior to exercise of the Option, and that he was afforded the opportunity to ask questions of and receive answers from the officers and directors of the Company with respect to the Company's business affairs and prospects.

     The undersigned represents and warrants that it is acquiring the Shares for its own account as principal for investment and not with a view to resale or distribtuion.

     The undersigned understands that the Share certificate shall bear a restrictive legend with respect to the transferability of the Shares under the Act.

                                    Name:    Roy Anderson Holding Corp.

                                    Address: P.O. Box 2
                                             Gulfport, MS  39502

                                    By:
                                             -----------------------------------
                                             Roy Anderson, Jr.
                                             Chairman